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                                                                    Exhibit 99.1

                      MASTERCARD INTERNATIONAL INCORPORATED

                           VALUE APPRECIATION PROGRAM

1.          PURPOSE

            This Value Appreciation Program ("Program") is designed to support the strategic commitment to attract, retain and motivate senior executives of MasterCard International Incorporated (the "Company") by providing a long-term incentive opportunity that is performance-driven, market-based, and linked to member profitability.

2.          ELIGIBILITY

            Employees who are designated Senior Vice President are eligible for participation in any plan year provided they were designated a Senior Vice President by January 1 of that year. In addition, the Chief Executive Officer may designate any other senior executive to participate in the Program.

3.          PARTICIPATION

            Participation in the Program shall be limited to senior executives of the Company who are designated in writing by the Compensation Committee (the "Committee") of the Global Board of Directors (the "Board") of the Company to be participants ("Participants") in the Program.

4.          SHARE UNIT AWARDS

            (a) Subject to the provisions of this Program, the Committee may at any time, or from time to time, award share units ("Share Units") to Participants. Upon the exercise or deemed exercise of Share Units in accordance with the provisions of this Program, a Participant shall be entitled to receive a cash payment, for each Share Unit exercised, equal to the excess (if any) of the value of such Share Unit (the "Unit Value") as of the date of exercise over the Unit Value as of the date of grant of Share Units. Unit Value shall be determined in accordance with Section 5.

            (b) The Committee shall specify the terms and conditions of each award of Share Units. Each such award shall be evidenced by a certificate or written agreement in a form approved by the Committee. The Committee may condition the grant of a new award on the surrender of an outstanding award. Any such new award shall be subject to the terms and conditions specified by the Committee at the time the new award is granted, in accordance with the provisions of the Program and without regard to the terms of the surrendered award.



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5.          UNIT VALUE

            (a) For purposes of this Program, the following terms shall have the meanings set forth below:

                        (i) "Account" shall mean an investment management or other account established to hold securities, cash and any other assets of the Program.

                        (ii) "Administrative Committee" shall mean a committee comprised of at least three company officers appointed by the Committee to perform day-to-day administrative functions pursuant to the terms of the Program.

            (b) The Unit Value of a Share Unit as of a given date shall be based on the market value of specific securities or other assets that are representative of the financial services industry, as selected by the Committee. Such market value shall be determined in accordance with procedures approved by the Administrative Committee. Cash dividends and investment management expenses shall not be taken into account in determining the Unit Value of the specified financial services securities or other assets. The Administrative Committee, in its sole discretion, shall determine the treatment of all other items.

6.          VESTING

            (a) An award of Share Units shall vest according to the following schedule if the Participant remains in the continuous employment of the Company ("Employment"):

                          Anniversary of               % of Initial Share
                         the Date of Grant                Units Vested
                         -----------------             ------------------
                                1st                            20%
                                2nd                            40%
                                3rd                            60%
                                4th                            80%
                                5th                           100%

                        Except as otherwise determined by the Committee or as provided in Section 6(b), unvested Share Units shall be forfeited upon termination of employment.

            (b) Notwithstanding the foregoing, upon a Participant's termination of employment due to death, Disability or Retirement, all of the Participant's

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                        Share Units shall immediately vest and none shall be
                        forfeited. For purposes of this Program: "Retirement" shall mean retirement after age 65, after age 60 with at least five years of "service", or after age 55 with at least 10 years of "service," with the term "service" defined as it is for purposes of the MasterCard International Incorporated Pension Plan; and "Disability" shall mean total and permanent disability in accordance with the Company's long-term disability plan.

            (c) Notwithstanding any of the provisions of the Program to the contrary, all Share Units held by a Participant shall be forfeited in full, without any right to payment from the Company, upon the Participant's termination of employment for "Cause". "Cause" means (i) the willful failure by the Participant to substantially perform his duties as an employee of the Company (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) the Participant's engaging in serious misconduct that is injurious to the Company including, but not limited to, damage to its reputation or standing in its industry, (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to a crime that constitutes a felony or (iv) the material breach by the Participant of any written covenant or agreement with the Company not to disclose any information pertaining to the Company. Whether a termination was for "Cause" shall be determined by the Committee in its sole discretion.

7.          EXERCISE

            (a) An award of Share Units may only be exercised to the extent it is vested pursuant to Section 6. Thereafter, subject to the provisions of Section 6 and this Section 7, and any rules which may be specified by the Committee regarding the time and manner of exercising Share Units, Share Units may be exercised by a Participant at any time or from time to time, in whole or in part.

            (b) Except as otherwise determined by the Committee, an award of Share Units shall expire at the close of business on the earliest of:

                        (i) The tenth anniversary of the date of grant of the Share Units;

                        (ii) The last business day of the month following the month of the Participant's termination of employment for any reason other than death, Disability, Retirement or Cause;

                        (iii) The Participant's termination of employment for Cause.



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            (c)         All vested Share Units that remain outstanding upon the
                        expiration of an award pursuant to Section 7(b)(i), (ii) or (iii) shall, to the extent they have value, be deemed to have been automatically exercised at the time of expiration, and the Participant holding the Share Units shall receive payment in accordance with the provisions of Section 8.

            (d) Share Units may be exercised by notice to the Administrative Committee, made in the form and manner prescribed by the Administrative Committee, specifying the number of Share Units to be exercised. An exercise is treated as occurring on receipt in the prescribed form by the Company or its designee under procedures established by the Administrative Committee. Share Units must be exercised for a whole number of Share Units, and the minimum number of Share Units that may be exercised at any one time is the smaller of 10% of the combined total number of Share Units originally awarded under all grants or 100% of the combined total Share Units then remaining under all grants. Upon exercise, the number of Share Units exercised shall terminate and the Participant shall have no further rights with regard to the terminated Share Units.

            (e) Share Units shall be exercisable only by the Participant to whom they are granted, or upon the Participant's death, by his beneficiary (designated by the Participant in accordance with such procedures as the Administrative Committee may specify) or, in the absence of a surviving beneficiary, his estate or legal representative. Rights granted under the Program are not otherwise assignable and are not subject, in whole or in part, to attachment, execution or levy of any kind.

8.          PAYMENT

            Following the exercise of Share Units under Section 7(a) or the deemed exercise of Share Units under Section 7(c), the Participant shall receive payment in an amount determined pursuant to Sections 4 and 5(b). Payment of such amount shall be made in cash in a single installment as soon as practicable after exercise and valuation of the Share Units.

9.          TERM

            The Plan shall be effective as of April 1, 1995. No Share Units shall be granted under the Plan after March 31, 2005, but the Program shall continue in effect thereafter with respect to previously granted Share Units.



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10.         CUSTODY OF PROGRAM ASSETS

            The Company, in its discretion, may establish an Account to accumulate funds to offset its obligations under this Program. The Company, through its Treasury Department, shall have authority to establish an Account to hold securities, cash, or other assets for purposes of this Program, and shall have authority to trade (including through a broker) in the assets in the Account. The assets of the Account shall be subject to the claims of the Company's creditors in the event of the Company's bankruptcy or insolvency.

11.         ADMINISTRATION

            (a) All resolutions or actions taken by the Committee shall be by affirmative vote or action of a majority of the members of the Committee.

            (b) The Committee shall appoint an Administrative Committee comprised of at least three officers of the Company. The Committee may, at any time, remove any member of the Administrative Committee and appoint a replacement member.

            (c) Unless otherwise determined by the Company, the members of the Committee and Administrative Committee shall serve without compensation for service as such, but all reasonable expenses incurred in the administration of the Program shall be paid by the Company.

            (d) The Administrative Committee shall determine, in its sole discretion, any question arising in connection with the interpretation or application of the provisions of the Program and its decisions or actions in respect thereof shall be conclusive and binding upon any and all Participants and their beneficiaries, successors and assigns, and all other persons. The Administrative Committee shall determine the amounts of benefits to be paid in accordance with the terms of the Program, including the Unit Value of Share Units, and shall authorize and direct disbursements in accordance with its determination. The determination of the Administrative Committee of the amounts of benefits to be paid to any Participant shall be subject to review by the Committee, and the Committee's determination following any such review shall be final, binding and conclusive upon the Company and all Participants and their beneficiaries, successors and assigns. The Administrative Committee may appoint an investment manager to manage the assets of the Account consistent with the terms of the Program, and the Administrative Committee may replace the investment manager at any time in its sole discretion. In addition, the Administrative Committee may appoint a record keeper to perform the record keeping functions for the Plan and may replace such record keeper at any time in its sole discretion.



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            (e)         Members of the Committee and Administrative Committee
                        shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability with respect to the Program except for their own gross negligence or willful misconduct in the performance of their duties. The Company shall defend, indemnify and hold harmless each member of the Committee and Administrative Committee against any and all claims, liabilities and costs (including attorney fees) arising in connection with their administration of the Program except for such member's own gross negligence or willful misconduct.

12.         GENERAL PROVISIONS

            (a) Nothing in this Program or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment or other service of the Company, or shall affect the right of the Company to terminate the employment or other service of any person at any time with or without cause.

            (b) The grant of Share Units shall not confer upon a Participant any of the rights of a stockholder of the Company or any of its member companies, and no shares of stock shall be issued pursuant to Share Units. The rights of a Participant under the Program shall be no greater than the rights of a general unsecured creditor of the Company, and no Participant shall have any claim against or rights to the securities, cash, or other assets held in the Account.

            (c) In the event a Participant is employed or resides in a country with laws that prescribe certain requirements for long-term incentives to qualify for advantageous tax treatment, the Committee may in its discretion modify the terms of an award to be made under the Program and procure assumption of any of the Company's obligations hereunder by an affiliate company, in a manner consistent or inconsistent with the terms of the Program, for the purpose of qualifying the award under such laws of such country; provided, however, that to the extent possible, the overall terms and conditions of such an award should not be more favorable to the recipient than would be permitted if the award had been granted under this Program as herein set forth.

            (d) Participants shall be solely responsible for the payment of any taxes due in connection with the Program; provided, however, that the Company shall make such provisions as it may deem appropriate for the withholding of any taxes which the Company determines it is required to withhold in connection with any award under the Program.



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            (e)         By accepting any benefits under the Program, each
                        Participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Program and any action or decision under the Program by the Company, its agents and employees, the Committee, and the Administrative Committee.

            (f) The validity, construction, interpretation and administration of the Program and any awards under the Program and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest herein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of New York.

            (g) This Program shall be binding upon and inure to the benefit of the Company, its affiliated companies and their successors or assigns, and all Participants and their beneficiaries, successors, and assigns and all other persons claiming under or through any of them.

            (h) The value of Share Unit Awards shall not be treated as compensation and/or salary for purposes of calculating a Participant's benefits under any of the Company's other benefit plans, policies or programs.

            (i) The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

13.         AMENDMENT AND TERMINATION

            This Program may be amended or terminated by the Board at any time, for any reason and in any respect; provided, however, that no such amendment or termination of this Program shall affect adversely any award of Share Units theretofore granted without the written consent of the holder thereof. Notwithstanding the foregoing:

            (a) The methodology for determining Unit Value may be changed, on a prospective basis, at any time.

            (b) Upon termination of the Program, the Board may provide for the immediate termination of all outstanding Share Units in exchange for a cash payment equal to the then value of the Share Units that are outstanding and vested (pursuant to Section 6) at the time of termination.



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